PART  II,  ITEM  6(A),  EXHIBIT  10-B-86

                   KEYBANK REVOLVING LINE OF CREDIT AGREEMENT
     This REVOLVING LINE OF CREDIT AGREEMENT (the "Loan Agreement" or "Agreement") is made as of the 20th day of September, 2000, by and between GREEN MOUNTAIN POWER CORPORATION, a Vermont corporation, with its principal place of business at 163 Acorn Lane, Colchester, VT 05446 (the "Borrower"), and KEYBANK NATIONAL ASSOCIATION, a national banking association having a place of business at 149 Bank Street, P.O. Box 949, Burlington, Vermont 05402-0949 (the "Bank").

     WHEREAS, the Borrower has requested, and the Bank has agreed to extend, a revolving line of credit in the principal amount of Fifteen Million Dollars ($15,000,000) (the "Loan") for short term borrowings, subject to the terms and conditions set forth in this Loan Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank hereby agree as follows:

1.     DEFINITIONS.
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     1.1     CERTAIN  DEFINITIONS.  Each  of  the capitalized terms used in this
             --------------------
Agreement, unless otherwise expressly defined in this Agreement, shall have the respective meanings set forth in this Section 1.1.

     "Advance" means any sum of money loaned by the Bank to the Borrower under the Line of Credit. Advances are designated as Prime Rate Advances or LIBOR Advances.

     "Borrowing Availability" means, from time to time, the excess of the maximum amount of the Line of Credit ($15,000,000) minus the then outstanding balance of all Advances under the Line of Credit.

     "Certificate of Deposit" means the certificate of deposit in the original principal amount of $15,150,000 issued by KeyBank National Association, which certificate of deposit is held by and pledged to the Bank as security for the Obligations.

     "Compliance Certificate" means a compliance certificate in substantially the form of Exhibit 1.1 hereto, with appropriate insertions, signed by the President or chief financial officer of the Borrower, showing the calculations necessary to determine compliance with this Agreement and stating that no Event of Default exists, or if any default exists, describing the nature thereof and any action the Borrower is taking or proposes to take with respect thereto.

     "Default Rate" means after maturity (whether by acceleration or otherwise), the outstanding principal under the Line of Credit and the unpaid interest and fees thereon shall bear interest at a rate per annum equal to the greater of three percent (3%) in excess of the highest applicable interest rate provided for herein, or sixteen percent (16%).

     "EuroBusiness Day" means any Business Day on which commercial banks in London, England, Burlington, Vermont and New York, New York are open for domestic and international business (including dealings in dollar deposits).

     "LIBOR Rate" means the rate per annum calculated by the Bank in good faith, which Bank determines with reference to the rate per annum (rounded upwards to the next higher whole multiple of 1/16% if such rate is not such a multiple) at which deposits in United States dollars are offered by prime banks in the London interbank eurodollar market on the day such Advance is requested in an amount and with a maturity comparable to the amount and maturity of such Advance.

     "LIBOR Advance" means, at any time, any Advance which bears interest at such time based on the LIBOR Rate plus the Margin.

     "LIBOR Interest Period" means the period commencing on the date an Advance bearing interest at the LIBOR Rate is made, continued, or converted and ending thirty, sixty, ninety, or 180 days thereafter, provided, however, that:

     (i) any such LIBOR Interest Period which would otherwise end on a day which is not a EuroBusiness Day shall be extended to the next succeeding EuroBusiness Day unless such EuroBusiness Day falls in another calendar month, in which case such Interest Period shall end on the next preceding EuroBusiness Day; and

     (ii)     any  such  LIBOR  Interest  Period  which  begins  on  the  last
EuroBusiness Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last EuroBusiness Day of a calendar month; and

     (iii) no LIBOR Interest Period shall be elected which would expire beyond the Final Maturity Date.

     "LIBOR Reserve Requirements" means, for any Advance bearing interest at the LIBOR Rate, the maximum reserves (whether basic, supplemental, marginal, emergency, or otherwise) prescribed by the Board of Governors of the Federal Reserve System, having a term equal to the term of such Advance.

     "Loan Documents" means this Agreement, the Note, the Pledge Agreement, and the other documents executed in connection herewith, and any letter of credit and reimbursement agreement, and all security agreements, mortgages, assignments, instruments, and guaranties heretofore or hereafter executed and delivered to the Bank under or in connection with the Obligations, or any future additional documents executed hereunder or thereunder, as such agreements may be amended or supplemented.

     "Margin"  means  250  basis  points  (2.5%).

     "Obligations" shall mean, without duplication, the obligation of Borrower to pay to the Bank (i) any and all sums due the Bank under this Agreement, the Note or otherwise under the terms of the Loan Documents, (ii) any and all sums, whether principal, interest, costs or fees, due the Bank under or with respect to this Agreement, and the other Loan Documents, and any fees, costs, indemnities, and expenses, whether direct or indirect, now existing or hereafter arising, and (iii) any and all indebtedness, fees, costs, indemnities, and expenses, whether direct or indirect, absolute or contingent, now existing, or hereafter arising.

     "Plan" means an employee benefit retirement plan, as defined by the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     "Pledge  Agreement" means the pledge agreement defined in Section 4 hereof.

     "Prime Rate" means that interest rate established by KeyBank National Association as KeyBank's Prime Rate, whether or not such rate is publicly announced. The Prime Rate may not necessarily be the lowest interest rate charged by KeyBank for commercial or other extensions of credit.

     "Prime Rate Advance" means, at any time, any Advance which bears interest at a floating rate equal to the Prime Rate per annum.

     1.2     ACCOUNTING  TERMS.  All  Accounting  terms not specifically defined
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herein  shall  be  construed  in  accordance  with Generally Accepted Accounting
Principles ("GAAP") consistent with that applied in the preparation of the Borrower's financial statements referred to in Section 5.4, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles, except interim financial data may be subject to year-end adjustments.

2.     THE  LINE  OF  CREDIT.
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     2.1     AMOUNT.  Upon  the  terms  and  subject  to  the conditions of this
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Agreement, the Bank shall establish a Line of Credit in favor of the Borrower in the maximum principal amount of Fifteen Million Dollars ($15,000,000) (the "Line of Credit").

     2.2     TERM;  MATURITY  DATE.   The  Line  of Credit shall commence on the
             ---------------------
date of this Agreement and expire on September __, 2001 [364 DAYS FROM COMMENCEMENT DATE] (the "Final Maturity Date") unless extended by a written mutual agreement. The entire unpaid principal sum disbursed and outstanding, together with any interest thereon remaining unpaid and any other sums due the Bank in connection with the Line of Credit, shall be due and payable in full on the Final Maturity Date.

     2.3     INTEREST.  The  Borrower  shall  pay  interest  to  the Bank on the
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outstanding  and  unpaid  principal  amount of the Advances at (i) a fluctuating interest rate per annum equal to the Bank's Prime Rate in effect from time to time, and each change in such interest rate shall take effect simultaneously with the corresponding change in such Prime Rate, or (ii) rates quoted by the Bank to the Borrower at the LIBOR Rate plus the Margin, for fixed LIBOR Interest Periods, at which the Bank is willing to make LIBOR Advances to the Borrower in amounts and for the interest periods requested by the Borrower. The arrangement relative to the LIBOR Advances is not a commitment to lend, and the Borrower acknowledges that from time to time the Bank may decline to quote rates for LIBOR Advances on some or all maturities (as applicable). Interest on Prime Rate Advances shall be calculated on the basis of actual days elapsed in a 365/366 day year including holidays and days on which the Bank is not open for the conduct of business. Interest on LIBOR Advances shall be calculated on the basis of a 360 day year of twelve 30-day months.

     2.4     LINE  OF  CREDIT  NOTE.  The repayment terms applicable to Advances
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are  set  forth  in  a  promissory  note,  substantially in the form attached as
Exhibit 2.4 (the "Note" or "Line of Credit Note"). Interest shall accrue on Advances on the Note at a rate determined in accordance with this Agreement. The Bank is hereby authorized by the Borrower to endorse on any schedule attached to the Note the amount of each Advance and of each payment of principal received by the Bank on account of the Line of Credit or on any other schedule or record of the Bank, which endorsement shall, in the absence or manifest error, be prima facie evidence as to the outstanding balance of the Advances under the Line of Credit made by the Bank; provided, however, that the failure to make such notation with respect to any Advance or payment shall not limit or otherwise affect the Obligations of the Borrower under this Agreement or the Note.

     2.5     PROMISES  TO  PAY.
             -----------------

     A. The Borrower promises to pay to the Bank: (i) the principal amount of all Advances under the Line of Credit; (ii) interest on Advances computed as provided herein and in the Line of Credit Note; (iii) any and all other costs, expenses and charges provided herein and in the other Loan Documents; and (iv) all taxes (exclusive of any taxes measured or based on the profits or income of the Bank), charges and expenses of every kind or description (except as specifically excluded) including reasonable attorneys' fees and expenses of litigation, reasonably incurred or expended by the Bank in connection with or in any way related to the Bank's relationship with the Borrower, whether hereunder or otherwise, including without limitation those incurred or expended in connection with the preparation of this Agreement or any amendment hereof, the collection of the Obligations, and the protection or enforcement of the Bank's rights hereunder. All payments due under the Loan Documents shall be made in lawful currency of the United States of America in immediately available funds.

     B. The Borrower authorizes the Bank to charge the interest, charges, taxes, and expenses provided for in this Agreement to the Loan Account, or to any other deposit account maintained by the Borrower with the Bank.

     2.6     LINE  OF  CREDIT  FEE.     As compensation for the establishment of
             ---------------------
the Line of Credit, the Borrower shall pay to the Bank a commitment fee of Seventy Five Thousand Dollars ($75,000).

3.     ADVANCES  UNDER  THE  LINE  OF  CREDIT.
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     3.1     NOTICE  AND  MANNER  OF  BORROWING.
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     A.     General.  The  Borrower,  subject  to the Borrowing Availability and
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the  notice  provisions  of  this Section 3, may request Advances.  Each Advance requested by Borrower under the Line of Credit must be a minimum amount of $10,000 or any larger amount which is an integral multiple of $1,000; provided, however, that the minimum amount of LIBOR Advances shall be One Hundred Thousand Dollars ($100,000) and integral multiples of $100,000. Principal advances will be made by crediting the proceeds thereof to the demand deposit account of the Borrower maintained with the Bank (the "Loan Account"). Subject to Borrowing Availability, the Bank may make Advances to the credit of the Loan Account to cover any overdrafts of the Borrower in the Loan Account. Any overdraft shall be deemed a request by the Borrower for an Advance. The Borrower agrees that no more than two LIBOR Advances shall be outstanding at any time.

B.     Prime  Rate  Advances.     Any  request by the Borrower to borrow a Prime
       ---------------------
Rate Advance must be received by the Bank no later than 11:00 a.m. (Burlington, Vermont time) on the Business Day of the requested Prime Rate Advance.

C.     LIBOR  Advances.  Borrower  may  elect  to have one or more Advances bear
       ---------------
interest at a fixed rate of interest equal to the LIBOR Rate plus the Margin for the duration of a LIBOR Interest Period; provided that no such LIBOR Advance shall be in an amount of less than $100,000, and integral multiples of $100,000, and provided further that no LIBOR Interest Period may extend beyond the maturity date of the Note. Any request to borrow a LIBOR Advance must be received by the Bank no later than 10:00 a.m. (Burlington, Vermont time) at least two EuroBusiness Days before the day of the requested LIBOR Advance. Upon expiration of the applicable LIBOR Interest Period, Borrower may, upon notice to the Bank not later than 10:00 a.m. (Burlington, Vermont time) on the second EuroBusiness Day prior to the expiration of the applicable LIBOR Interest Period, elect to continue the Advance at a new LIBOR Rate as quoted by the Bank (plus the Margin) and for a new LIBOR Interest Period, or have the Advance bear interest thereafter at the Prime Rate. If Borrower fails to make an election, the Advance will bear interest at the Prime Rate. During any LIBOR Interest Period, Borrower shall continue to make monthly interest payments as required by the Note.

     If, because of the introduction of or any change in, or because of any judicial, administrative, or other governmental interpretation of, any law or regulation, there shall be any increase in the cost to the Bank of making, funding, maintaining, or allocating capital to any advance bearing interest at the LIBOR Rate, including a change in LIBOR Reserve Requirements, then Borrower shall, from time to time upon demand by the Bank, pay to the Bank additional amounts sufficient to compensate the Bank for such increased cost.

     If, because of the introduction of or any change in, or because of any judicial, administrative, or other governmental interpretation of, any law or regulation, it becomes unlawful for the Bank to make, fund, or maintain any Advance at the LIBOR Rate, then the Bank's obligation to make, fund, or maintain any such Advance shall terminate and each affected outstanding Advance shall be converted to the Prime Rate on the earlier of the termination date for each LIBOR Interest Period or the date the making, funding, or maintaining of each such Advance becomes unlawful.

     D.     Telephone Notice.      If any notice is given by telephone, it shall
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be  immediately  confirmed  in  writing.  The  Bank  shall have no obligation to inquire into the circumstances, use, purpose, disposition or application of funds advanced pursuant to a telephonic advance request and shall have no liability relating thereto. A form of written confirmation is attached. The Bank may, in its sole discretion, terminate telephonic advance request authority at any time and require written requests.

     E.     Recording of Advances.     The Borrower acknowledges that the actual
            ---------------------
recording in the Bank's records of any Advance under this Agreement and interest, fees and other amounts due therefor, recording of credits or debits in the Loan Account, and payments made under this Agreement and the Notes, shall constitute, except for manifest error, prima facie evidence of the Borrower's indebtedness and liability from time to time as agreed to under this Agreement, provided that the failure of the Bank to record the same shall not affect the obligation of the Borrower to pay or repay such indebtedness and liability.

     F.     Reimbursement  of  Costs.     If Borrower repays any Advance bearing
            ------------------------
interest at the LIBOR Rate prior to the end of the applicable LIBOR Interest Period, including without limitation a prepayment upon conversion of the interest rate on Advances to the Prime Rate under paragraph C above, Borrower shall reimburse the Bank on demand for any resulting loss, lost income or profit, or expense incurred by the Bank, including without limitation any loss or expense incurred in obtaining, liquidating or reemploying deposits from third parties. A statement as to the amount of such loss, lost income or profit, or expense, prepared in good faith and in reasonable detail by the Bank and submitted by the Bank to the Borrower, shall be conclusive and binding for all purposes absent manifest error in computation. Calculation of all amounts payable to the Bank under this paragraph shall be made as though the Bank shall have actually funded the relevant advance through deposits or other funds acquired from third parties for such purpose; provided, however, that the Bank may fund any Advance bearing interest at the LIBOR Rate in any manner it sees fit and the foregoing assumption shall be utilized only for purposes of calculation of amounts payable under this paragraph. The Bank will be entitled to receive the reimbursement provided for herein regardless of whether the prepayment is voluntary or involuntary (including demand or acceleration of the Note upon an Event of Default).

     3.2     CONDITIONS  TO  ADVANCES.
             ------------------------

     A. The obligation of the Bank to make each Advance is subject to the conditions precedent that on the date of such Advance, before and after giving effect thereto and to the application of the proceeds therefrom, the following statements shall be true in all material respects and, the Borrower's making of a request for an Advance shall be deemed to be a representation and warranty by the Borrower to that effect:

     (i) Representations and Warranties. The representations and warranties contained in this Agreement and other Loan Documents are correct in all material respects as though made on and as of such date (except such thereof as specifically refer to an earlier date), with the same effect as if such representations and warranties were made on and as of the date of such Advance.

     (ii) No Default. No event has occurred and is continuing, or would result from such Advance or from the application of the proceeds therefrom, which constitutes an Event of Default or an event which, with the expiration of time or the giving of notice, or both, would constitute an Event of Default.

     (iii) Legality as to Borrower. It shall not be unlawful for the Borrower to perform any of its covenants under any of the Loan Documents, which could reasonably be expected to have a material adverse effect on Borrower's ability to pay the Obligations.

     (iv) No Lien. No mortgage, lien, or security interest has been granted with respect to the Borrower's Certificate of Deposit, except the pledge, lien, and security interest granted to the Bank.

     (v) No Adverse Change. No material adverse change shall have occurred in the financial condition of the Borrower, in the business operations of the Borrower, from the date of the most recent financial statements delivered to the Bank.

     B. The obligation of the Bank to make each Advance is subject to the further condition precedent that on the date of such Advance, and after giving effect thereto, the Advance is within the Borrowing Availability. Receipt by the Bank of such a notice from Borrower requesting an Advance, and each draft or check written by Borrower creating an overdraft in the Loan Account, shall be deemed to be a representation by the Borrower to this effect.

C. The Bank shall have no obligation to make Advances under the Line of Credit and, at its option, may declare the Line of Credit terminated (without the necessity of notice to the Borrower) upon the occurrence of 1) any Event of Default (as defined herein) or 2) any change in governmental regulations or monetary policies affecting the extension of credit similar to the Line of Credit and which makes it illegal for the Bank to provide credit hereunder, whether occurring before or after acceptance of this Agreement.

     3.3     RECORDING  OF  ADVANCES.
             -----------------------

     A. The Bank shall record Advances under the Line of Credit and all payments made by the Borrower on account of indebtedness evidenced by the Note which are finally paid to the Bank at its office in cash or solvent credits, and may record, in accordance with customary accounting practice, other debits and credits, including all charges and expenses properly chargeable to the Borrower and any other obligation.

     B. The Bank may charge the Borrower's deposit accounts maintained with the Bank for interest payments due under the Note. The Bank's records shall reflect the amount of the Borrower's indebtedness to the Bank from time to time by reason of Advances and other appropriate charges hereunder. At least once each month, the Bank shall render a statement of account showing as of the date of such statement the balance of the Loan Account which shall be considered correct and accepted by the Borrower and conclusively binding upon it, unless within 180 days of such date, notice to the contrary is received by the Bank from the Borrower or unless such report contains a material manifest error.

     C. The Borrower understands that the Bank will use the Borrowing Availability as the maximum ceiling on Advances. The Borrower agrees that if at any time the amount outstanding under the Line of Credit exceeds the Borrowing Availability, the Borrower shall immediately repay so much of the outstanding balance of Advances as is required to bring the total principal amount outstanding to no more than the Borrowing Availability and if such payments are not immediately made, an Event of Default shall exist.

4.     PLEDGE  OF  CERTIFICATE  OF DEPOSIT.  As a condition to the Bank entering
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into  this  Agreement,  and  making Advances to the Borrower, the Borrower shall pledge all right title and interest in and to the Certificate of Deposit to the Bank, pursuant to a Pledge Agreement dated or on about the date hereof, which agreement shall be in substantially the form attached as Exhibit 4 (the "Pledge Agreement").

5.     REPRESENTATIONS  AND  WARRANTIES.   To  induce  the Bank to establish the
       --------------------------------
Line of Credit and make Advances, the Borrower hereby represents and warrants to the Bank that:

     5.1     EXISTENCE  AND  AUTHORITY  OF  BORROWER.  The  Borrower  is  a
             ----------------------------------------
corporation, duly organized and validly existing under the laws of the State of Vermont. It is qualified to do business and is in good standing in the State of Vermont with full power and authority to consummate the transactions contemplated hereby and has filed all documents and registrations, including tradename registrations, required by the State of Vermont except where the failure to do so would not have a material adverse effect on the Borrower. It is duly qualified as a foreign corporation and is in good standing under the laws of each jurisdiction in which the failure to do so would have a material adverse effect on the Borrower. The execution, delivery, and performance of the Loan Documents by the Borrower and the consummation by the Borrower of the transactions contemplated hereby (i) have been duly authorized by all necessary corporate or partnership action, and (ii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower.

     5.2     ENFORCEABILITY.  The  execution and delivery of this Loan Agreement
             ---------------
and the other Loan Documents to which the Borrower is or is to become a party will result in valid and legally binding obligations of the Borrower enforceable against each of them in accordance with their respective terms and provisions, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other laws affecting the enforceability of creditors' rights and by general principles of equity, which may limit the enforceability of the Borrower's 's obligations.

     5.3     GOVERNMENTAL APPROVALS.  The execution, delivery and performance by
             ----------------------
the Borrower of this Loan Agreement, the Pledge Agreement and the other Loan Documents and the consummation by the Borrower of the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority, or to the extent such approval of filing is required, such approvals have been obtained and filings made and all applicable appeal periods have expired (without any such appeal having been filed).

     5.4     FINANCIAL  CONDITION.  The balance sheets, statements of income and
             --------------------
retained earnings, and other financial statements and financial data of the Borrower (if any) furnished to the Bank to induce the Bank to enter into this Loan Agreement are complete and correct and fairly present the financial condition of the Borrower, and its subsidiaries, if any, as of the dates thereof and the results of the operations of the Borrower and its subsidiaries, if any, for the periods covered by such statements, all in accordance with generally accepted accounting principles consistently applied. There has been no material adverse change (financial or otherwise) in the business or operations of the Borrower or any subsidiary since the date of such financial statements. There are no liabilities of the Borrower or any subsidiary, fixed or contingent, which are material but are not reflected in the financial statements and notes thereto supplied to the Bank, except as may be identified in Schedule 5.4. The Borrower has paid no dividends and has made no distributions (of cash or property) to its shareholders or partners since the date of such financial statements, which distributions are not reflected in the financial statements. No representation or warranty contained herein, and no exhibit, or report furnished by the Borrower to the Bank to induce the Bank to enter into this Loan Agreement or in any way connected with this Loan Agreement or the negotiations thereof, contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

     5.5     NO  BREACH  OR  VIOLATION.  The  consummation  of  the transactions
             -------------------------
hereby contemplated and performance of this Loan Agreement will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, loan or credit agreement, trust agreement, partnership agreement, by-laws, articles of association, shareholder agreement or other instrument to which the Borrower is a party or by which it may be bound or affected.

     5.6     TAXES.  The  Borrower  and  each  of its subsidiaries, if any, have
             -----
filed or caused to be filed all federal, state, and local tax returns required to be filed and have paid or caused to be paid all taxes, assessments, and governmental charges and levies thereon, including any interest and penalties, to the extent the same are shown on said tax returns to be or to have become due. The Borrower has set up reserves which are believed by the Borrower to be adequate for the payment of such taxes for the years that have been audited by the respective tax authorities. Nothing contained in this subsection shall prevent the Borrower from contesting in good faith any tax or assessment assessed against the Borrower so long as adequate reserves for payment of the same have been made and verified to the Bank.

     5.7     ABSENCE  OF ACTIONS.  Except as otherwise disclosed in documents on
             -------------------
file with the Securities and Exchange Commission, there is no pending or threatened action or proceeding against or affecting the Borrower before any court, governmental agency, arbitrator, or otherwise which may, in one case or in the aggregate, materially adversely affect the validity or enforceability of the Loan Documents, or the financial condition, operations, properties, or business of the Borrower or any subsidiary, or which would prevent or impair the Borrower from complying with or performing any of the provisions of this Loan Agreement or the other Loan Documents. The Borrower is not in default with respect to any judgment, decision, order, writ, injunction, decree, or demand of any court or any governmental authority.

     5.8     COMPLIANCE  WITH OTHER INSTRUMENTS, LAWS, ETC.  The Borrower is not
             ----------------------------------------------
in violation of any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Borrower.

     5.9     ENVIRONMENTAL  COMPLIANCE.  Except  as  otherwise  disclosed  in
             -------------------------
documents on file with the Securities and Exchange Commission, the Borrower and its business properties are in material compliance with any and all judgments, decrees, orders, licenses, and all federal or state laws, regulations or rules pertaining to environmental or hazardous waste or materials ("Environmental Laws").

     5.10     OPERATION  OF BUSINESS.  The Borrower and any subsidiaries possess
              ----------------------
all licenses, permits, certificates of public good, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct the Borrower's business substantially as now conducted and as presently proposed to be conducted, except where the failure to do so would not have a material adverse effect on the Borrower, and are not in violation of any valid rights of others with respect to any of the foregoing.

6.     AFFIRMATIVE  COVENANTS.  The  Borrower  covenants and agrees that, except
       -----------------------
with the prior written consent of the Bank, so long as the Note or any indebtedness incurred under this Loan Agreement or any obligation of the Bank or the Borrower shall remain outstanding, in whole or in part, the Borrower will comply with each of the following covenants:

     6.1     PUNCTUAL  PAYMENT;  COMPLIANCE  WITH TERMS.  The Borrower will duly
             -------------------------------------------
and punctually pay or cause to be paid the principal and interest on the Note and all interest, fees and other sums owing pursuant to this Loan Agreement and the other Loan Documents and will otherwise fully and punctually comply with all the terms, covenants and conditions of the Loan Documents.

     6.2     QUARTERLY  FINANCIAL  STATEMENTS.  As soon as available, and in any
             ---------------------------------
event within forty-five (45) days after the end of each fiscal quarter of the first three fiscal quarters of each fiscal year, the Borrower will furnish to the Bank unaudited consolidated balance sheets of the Borrower and its subsidiaries, if any, as of the end of such quarter, consolidated statements of income and retained earnings of the Borrower and its subsidiaries, if any, for such quarter, and a consolidated and consolidating statement of change in financial position of the Borrower and its subsidiaries, if any, for the quarter ended with the last day of such quarter, all in reasonable detail and stating in comparative form the respective consolidated figures for the corresponding date and period in the previous fiscal year and all prepared in accordance with GAAP consistently applied and certified by an officer of the Borrower (subject to year-end adjustments). With such financial statements, the Borrower shall supply the Bank with a Compliance Certificate.

     6.3     ANNUAL FINANCIAL STATEMENTS.  As soon as available and in any event
             ----------------------------
within ninety (90) days after the end of each fiscal year of the Borrower, the Borrower shall furnish to the Bank a copy of the annual audited report of the Borrower, including a consolidated balance sheet as of the end of such fiscal year and a consolidated statement of income and retained earnings for such fiscal year, and a consolidated statement of change in financial position for such fiscal year, all in reasonable detail and stating in comparative form the respective consolidated figures for the corresponding date and period in the prior fiscal year and all prepared in accordance with generally accepted accounting principles consistently applied, accompanied by data supporting such financial statements, and signed by a Certified Public Accountant selected by and paid for by the Borrower and acceptable to the Bank.

     6.4     OTHER  INFORMATION.  With  reasonable promptness, the Borrower will
             ------------------
furnish to the Bank such additional financial statements, data and information concerning the financial condition of the Borrower as may be reasonably requested by the Bank.

     6.5     MAINTENANCE  OF  INSURANCE.  The  Borrower  will maintain insurance
             ---------------------------
with financially sound and reputable insurance companies or associations in such amounts and covering such risks as the Bank shall reasonably require and as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibility from coverage.

     6.6     MAINTENANCE OF EXISTENCE; MERGER, CONSOLIDATION.  The Borrower will
             ------------------------------------------------
preserve and maintain, and cause each subsidiary, if any, to preserve and maintain, its corporate or partnership existence and good standing in the jurisdiction of its incorporation or organization and qualify and remain qualified, and cause each subsidiary to qualify and remain qualified, as a foreign corporation or partnership in each jurisdiction in which such qualification is required. The Borrower will not, and will not permit any of its subsidiaries to, become a party to any merger or consolidation, or agree to or affect any asset or stock acquisition or disposition (other than the acquisition or disposition of assets in the ordinary course of business consistent with past practices).

     6.7     MAINTENANCE  OF  RECORDS.  The  Borrower  will keep, and cause each
             -------------------------
subsidiary, if any, to keep, adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Borrower, its subsidiaries, if any.

     6.8     MAINTENANCE  OF  PROPERTIES.  The  Borrower will maintain, keep and
             ----------------------------
preserve its properties in good working order and condition, ordinary wear and tear and casualty damage excepted, except where the failure to do so would not have a material adverse effect on the Borrower.

     6.9     NOTICE  OF DEFAULTS.  The Borrower will promptly notify the Bank in
             --------------------
writing of the occurrence of any default or Event of Default under this Loan Agreement, including the receipt of any notice from or the taking of any action by any person with respect to a claimed default under any other agreement for borrowed money.

     6.10     NOTICE  OF LITIGATION.  The Borrower will notify the Bank promptly
              ---------------------
after the commencement thereof of all actions, suits and proceedings before any court or governmental depart-ment, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any subsidiary, that, if determined adversely to the Borrower or such subsidiary, could have a material adverse effect on the financial condition, properties, or operations of the Borrower or such subsidiary.

     6.11     COMPLIANCE  WITH  LAWS.  The  Borrower will comply, and cause each
              -----------------------
subsidiary, if any, to comply, in all respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon it or upon its property except where the failure to do so would not have a material effect on the Borrower. The Borrower shall use its best efforts to comply in all material respects with all Environmental Laws. The Borrower (a) hereby releases and waives any future claims against the Bank for indemnity or contribution in the event the Borrower becomes liable for clean-up or other costs under such laws, and (b) shall indemnify and hold harmless the Bank from any and all costs, expenses and liability relating to the Borrower or its assets arising out of any Environmental Laws.

     6.12     ADDITIONAL  COSTS,  ETC.  If  any  future  applicable  law,  which
              ------------------------
expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body at any time or from time to time thereafter made upon or otherwise issued to the Bank by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

     A. subject the Bank to any tax, levy, duty, charge, fee, deduction or withholding of any nature with respect to this Loan Agreement, the other Loan Documents or the Loan (other than taxes based upon or measured by the income or profits of the Bank); or

B. materially change the basis of taxation (except for changes in taxes on income or profits) of payments to the Bank of the principal of or the interest on the Advances or any other amounts payable to the Bank under this Loan Agreement or the other Loan Documents; or

     C. impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Loan Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of the Bank; impose on the Bank any other conditions or requirements with respect to this Loan Agreement, the other Loan Documents, or the Advances; and the result of any of the foregoing is:

     (i) to increase the cost to the Bank of making, fund-ing, issuing, renewing, extending or maintaining the Loans; or

     (ii) to reduce the amount of principal, interest or other amount payable to the Bank hereunder on account of the Loans; or

     (iii) to require the Bank to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by the Bank from the Borrower hereunder;

then, and in each such case, the Borrower will, upon demand made by the Bank at any time and from time to time and as often as the occasion therefor may arise, pay to the Bank such additional amounts as will be sufficient to directly compensate the Bank for such additional cost, reduction, payment or foregone interest or other sum to the extent the Bank is not otherwise compensated through increases in the interest rate on Advances.

          6.13     USE  OF  PROCEEDS.  The Borrower will use the proceeds of the
                   ------------------
Line of Credit solely to finance general working capital needs and corporate purposes and will not, represent a loan used for personal, family or household purposes and is not a consumer transaction, or otherwise subject to the provisions of the Federal Truth in Lending Act or Federal Reserve Board
Regulation Z, or other consumer statutes or regula-tions and restrictions. Borrower's use of the proceeds of the Line of Credit will not violate or result in the violation of Section 7 of the Securities Exchange Act of 1934, or any regulations issued pursuant thereto in effect on the date hereof, including, without limitation, Regulation G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Ch. II.

7.     NEGATIVE  COVENANTS.  The Borrower covenants and agrees that, except with
       -------------------
the prior written consent of the Bank, so long as the Note or any other indebtedness incurred hereunder remains unpaid, in whole or in part, or the Bank shall have any commitment under this Loan Agreement:

     7.1     DEBT.  The  Borrower  will  not create, incur, assume, or suffer to
             ----
exist, or permit any subsidiary to create, incur, assume, or suffer to exist, any debt (as defined below), except:

A.     debt  of  the  Borrower  under  this  Loan  Agreement  or  the  Note;

     B. debt described in Exhibit 7.1 attached hereto, together with any renewals, extensions, or refinancings thereof;

     C. liabilities of the Borrower which are incurred in the ordinary course of business other than debt arising with respect to borrowed money or issuance of letters of credit;

D. liabilities of the Borrower in connection with a certain power supply option obligation of the Borrower to Energy East Corporation entered into on or about the same date as the date of this Agreement; and

E. debt of the Borrower in an aggregate amount not to exceed One Million Dollars ($1,000,000).

     As used in this Section 7.1, the term "debt" shall include all obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including without limitation all debt and similar monetary obligations, whether direct or indirect, all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance, all obligations as lessee under any capital leases, and all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others.

     7.2     MERGERS  OR DISPOSITION OF ASSETS.Without the prior written consent
             ----------------------------------
of the Bank, the Borrower shall not merge or consolidate with or sell, assign, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any person or entity, or acquire all or substantially all of the assets or the business of any person or entity, or permit any subsidiary (if at any time existing) to do so.

     7.3     LEASES. Without the prior written consent of the Bank, the Borrower
             -------
shall not create, incur, assume, or suffer to exist, or permit any subsidiary (if at any time existing) to create, incur, assume or suffer to exist, any obligation as lessee for the rental or hire of any real or personal property, except: (1) leases existing on the date of this Agreement and any extensions or renewals thereof; (2) leases, of which the total annual obligation under any such lease is not more than $100,000, with the aggregate annual obligation of all such new leases (i.e., leases not in effect at the time of this Agreement) not to exceed $500,000.

     7.4     SALE  OF  ASSETS.   The  Borrower  shall  not  sell, lease, assign,
             -----------------
transfer, or otherwise dispose of, any of its now owned or hereafter acquired assets (including, without limitation, shares of stock and indebtedness of affiliates, receivables, and leasehold interests), except: (1) for inventory disposed of in the ordinary course of business; (2) the sale or other disposition of assets no longer used or useful in the conduct of its business;
(3) the sale or other disposition of all or any part of the stock or assets of Mountain Energy, Inc.; (4) the sale or other disposition of all or any part of the wind energy facility owned and operated by the Borrower and located in Searsburg, Vermont; (5) the sale or other disposition of all or any part of the land and improvements owned by the Borrower in Marshfield, Vermont; or (6) any sale of other assets, provided any such single sale does not exceed $500,000 and the aggregate proceeds of all such sales in any one fiscal year do not exceed $500,000.

     7.5     GUARANTIES,  ETC.  The  Borrower  shall  not  assume,  guarantee,
             -----------------
endorse, or otherwise be or become directly or contingently responsible or liable, or permit any subsidiary (if at any time existing) to assume, guarantee, endorse, or otherwise be or become directly or contingently responsible or liable for the obligations or indebtedness of any other person (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods, or services, or to supply or advance any funds, assets, goods, or services, or to maintain or cause such person or entity to maintain a minimum working capital or net worth, or otherwise to assure the creditors of any person or entity against loss for obligations of any person), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and such other contingent liabilities contained in
Schedule  7.5.

8.     CLOSING.   The  closing  of the Line of Credit (the "Closing") shall take
       -------
place on the day this Loan Agreement is executed by the Borrower and the Bank and all of the following conditions precedent to the making of first Advance have been satisfied, unless otherwise mutually agreed by the Bank and the
Borrower:

     A. All Loan Documents, and other instruments and documents whose execution and delivery are required or contemplated by this Agreement (as a condition to closing) and the other Loan Documents and such other and further instruments and documents as Bank may reasonably require shall have been duly executed and delivered in the form and in substance satisfactory to the Bank

     B. The Bank shall have received a copy, certified by the Secretary of the Borrower, of a resolution of the Board of Directors authorizing the execution, delivery, and performance of each of the Loan Documents to be executed by Borrower. The Bank shall have received (i) a copy of the articles of incorporation of the Borrower, certified by the Secretary of State of Vermont, and (ii) a copy of the by-laws of the Borrower, certified by the Secretary or an Assistant Secretary of the Borrower (which certificate shall state that the articles and by-laws are in full force and effect on the Closing
Date).

     C. The Bank shall have received all necessary documents and opinions relating to the Line of Credit, including without limitation, a legal opinion from the Borrower's counsel, in form and substance satisfactory to the Bank, all regulatory authorizations and approvals (which approvals shall be final and not subject to any rights of appeal, or, if an appeal has been taken, such matter has been satisfactorily adjudicated and determined) certified by such persons as the Bank shall require and evidence of a good standing of the Borrower in such jurisdictions as the Bank shall require.

     D. The Borrower shall have paid all fees and expenses incurred by the Borrower or the Bank in connection with the Line of Credit.

     E. No material adverse change shall have occurred in the financial condition of the Borrower, or in the business operations of the Borrower, from the date of the most recent financial statements of the Borrower delivered to the Bank.

     F. The Bank shall hold a valid, first priority security interest in the Certificate of Deposit subject to no other Encumbrance of any kind or nature.

     G. Such other matters as the Bank or its counsel may, in their sole discretion, reasonably deem necessary or appropriate in connection with the closing of the Line of Credit.

9.     EVENTS  OF  DEFAULT.  Each  of  the  following events shall constitute an
       -------------------
"Event  of  Default"  hereunder:

     (1)     The  Borrower  should  fail  to  pay  the principal of the Note; or

(2) The Borrower shall fail to pay any installment of interest, and such failure continues for five days from the date such installment of interest was due;

     (3) Any material representation or warranty made or deemed made by the Borrower in this Agreement, or in any other Loan Document, or which is contained in any certificate, document, opinion, or financial or other statement furnished by or on behalf of the Borrower at any time under or in connection with any Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

     (4) The Borrower shall either (i) fail to perform or observe any covenant or agreement contained in Sections 6 or 7 hereof, or (ii) fail to perform or observe any other material term, covenant, or agreement contained in any Loan Document on its part to be performed or observed, and failure to cure within fifteen (15) days of written notice; or

     (5) The Borrower (a) shall be unable to, or shall admit in writing its inability to pay its debts as they become due; or (b) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or (c) shall commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (d) shall have any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or adjudication or appointment is made and is not dismissed or stayed within forty-five (45) days; or (e) by any act or omission shall indicate its consent to, approval of, or acquiescence in any such petition, application, or proceeding, or order for relief, or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (f) shall suffer any custodianship, receivership, or trusteeship and any such proceeding not instituted by Borrower shall not be dismissed or stayed within forty-five (45) days; or

(6) One or more uninsured judgments, decrees, or orders for the payment of money in excess of an aggregate of Five Hundred Thousand Dollars ($500,000.00) in the aggregate shall be rendered against the Borrower and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, discharged, satisfied, or stayed or bonded pending appeal; or

     (7) Any material change in the condition or affairs (financial or otherwise) of the Borrower which in the reasonable opinion of the Bank will materially impair its security or increase its risk; or

     (8) The Borrower shall fail to pay upon any due date or upon demand (if the nature of the obligation is a demand obligation) any amount due in connection with the LIBOR Advances; or

     (9) The Borrower shall fail to perform or observe any material term, covenant or agreement contained in any document evidencing and/or related to the LIBOR Advances which is not cured within five (5) days thereof; or

     (10) Any event of default by the Borrower to others for borrowed money under any indenture, mortgage, loan agreement, security agreement or other instrument in excess of $500,000, including, without limitation, the Borrower's outstanding indenture and first mortgage bonds and the Amended and Restated Credit Agreement with Fleet National Bank, as agent; or

     (11) The Borrower shall dissolve or shall commit a material default in any other material agreement or suffer an ERISA violation.

10.     REMEDIES  UPON  DEFAULT.
        -----------------------

     10.1     REMEDIES  UPON  DEFAULT.  If  an Event of Default shall occur, the
              ------------------------
Bank shall not have any obligation to permit any further borrowing hereunder or under any other Loan Document, and may declare the indebtedness evidenced by the
Note immediately due and payable, without presentment, protest, demand or notice of any kind, all of which are hereby expressly waived by the Borrower (unless expressly set forth in this Agreement); and may pursue any and all remedies provided for hereunder and in any one or more of the Loan Documents or at law or in equity, including, without limitation, the following:

     A. Set off and apply against any indebtedness or liability of the Borrower to the Bank any indebtedness owing from the Bank (or any affiliate of the Bank) to the Borrower or any other Obligor at any time and from time to time either before of after maturity and without demand upon or notice to anyone;

     B. Upon default by the Borrower in any of the covenants or agreements contained in this Agreement or in any other Loan Document providing for the payment of taxes, the maintenance of insurance, or otherwise relating to the property of Borrower, the Bank may, in its sole discretion, advance such sums and costs and take such other steps as the Bank may deem necessary or advisable to protect the same. All sums advanced or paid by the Bank for such purposes shall be payable by the Borrower to the Bank on demand, as advances or loans from the Bank to the Borrower under this Agreement, and shall be part of the obligations deemed to have been an Advance; and

     No remedy conferred upon or reserved to the Bank in the Loan Documents is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or in any other Loan Document or now or hereafter existing at law or in equity or by statute and the exercise of any remedy or remedies shall not be an election of the remedies. The remedies and rights of the Bank may be exercised concurrently, alone or in any combination.

     10.2     COOPERATION  OF  THE  BORROWER.  The  Borrower agrees to cooperate
              ------------------------------
with the Bank in effectuating the purposes hereof notwithstanding any inability of the Borrower to pay the Note or otherwise perform the obligations of this Loan Agreement or any other Loan Document.

11.     MISCELLANEOUS.
        --------------

     11.1     SUCCESSORS  AND ASSIGNS.  This Agreement shall be binding upon and
              ------------------------
inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower may not assign or transfer any of their rights under any Loan Document to which the Borrower is a party without the prior written consent of the Bank.

     11.2     ENTIRE  AGREEMENT;  REVISIONS.  The  Loan  Documents  express  the
              -----------------------------
entire understanding of the parties with respect to the transactions contemplated hereby and supersede all prior negotiations, representations, agreements and understandings relating to the subject matter thereof, whether written or oral. The Borrower acknowledges that it and its counsel have had an opportunity to review this Agreement. There are no implicit or oral understandings or agreements not fully and accurately set forth in this Agreement. It is understood and agreed that no officer or employee of the Bank has any authority to modify, alter or amend this Agreement orally. It is further understood and agreed that at no time will any oral agreement that is inconsistent with the terms of this Agreement be enforceable against the Bank and that no change or modification of this Loan Agreement shall be valid unless the same is in writing and signed by the parties hereto.

     11.3     WAIVER  OF  RIGHTS  OF  BANK.  Neither  the failure of the Bank to
              ----------------------------
exercise, nor the delay of the Bank in exercising, any right, power or privilege under this Loan Agreement shall operate as a waiver thereof, nor shall any single or partial exercise or any right, power or privilege preclude any other or further exercise of any other right, power or privilege.

     11.4     NOTICES.  Any  demand  upon  or  notice  to the Borrower hereunder
              -------
shall be effective when delivered by hand or when properly deposited in the mail, registered or certified mail, return receipt requested, postage prepaid, or sent by electronic facsimile transmission, receipt acknowledged, or delivered to an overnight courier, in each case addressed to the Borrower at the address shown below or as it appears on the books and records of the Bank. Any notice by the Borrower to the Bank shall be given as aforesaid, addressed to the Bank at the address shown below or such other address as the Bank may advise the Borrower in writing.

     Bank:               KeyBank  National  Association
                    P.  O.  Box  949
                    149  Bank  Street
                    Burlington,  Vermont  05402-0949

                    Attention:     Mr.  John  Kingston
                              Senior  Vice  President
                    Fax:  (802)  864-6908


     Borrower:          GREEN  MOUNTAIN  POWER  CORPORATION.
                    163  Acorn  Lane
     Colchester,  VT  05446-6611
                    Attention:  Ms.  Nancy  Rowden  Brock,  CFO  and  Treasurer

     11.5     EXECUTION; GOVERNING LAW.   This Loan Agreement may be executed in
              ------------------------
several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument. This Loan Agreement shall be construed in accordance with and governed by the laws of the State of Vermont.

     11.6     AGREEMENT  NOT  INTENDED  AS  PARTNERSHIP  OR AGENCY.  The parties
              ----------------------------------------------------
expressly disclaim any intention to create a partnership or joint venture pertaining to the subject matter of this Loan Agreement. The parties intend that their relationship shall be solely that of borrower and lender, whether that relationship is relevant for purposes of the parties' dealings between themselves or with third persons. Neither the Borrower nor the Bank shall be deemed an agent of the other for any purpose.

     11.7     LOAN  AGREEMENT  TO  GOVERN.  In  the  event  of  any  material
              ---------------------------
inconsistencies between this Loan Agreement and any of the other Loan Documents, this Loan Agreement shall govern.

     11.8     COSTS,  EXPENSES, AND TAXES.  The Borrower shall pay on demand all
              ---------------------------
out-of-pocket costs and expenses in connection with the preparation, execution, delivery, filing, and recording of the Line of Credit and any Loan Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank, with respect thereto and with respect to advising the Bank as to its rights and responsibilities under any of the Loan Documents, and all costs and expenses, if any, in connection with the enforcement of any of the Loan Documents. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of any of the Loan Documents and the other documents to be delivered under any such Loan Documents, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees, costs and charges.

     11.9  INDEMNIFICATION.     The  Borrower  shall  indemnify  the  Bank,  its
           ----------------
officers, directors, employees and agents (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all
  ---------
losses,  claims,  damages, liabilities and related expenses, including the fees,
  ---
charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby, (ii) any Advance or the use of the proceeds therefrom,
(iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to
--------
the  extent  that  such losses, claims, damages, liabilities or related expenses
--
are  deter-mined by a court of competent jurisdiction by final and nonappealable
--
judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. Any Indemnitee seeking indemnification hereunder shall provide the Borrower with prompt notice of any claim for which it seeks indemnification hereunder. Such Indemnitee shall cooperate with the Borrower in the defense of any such claim and shall not settle any such claim without the prior written consent of the Borrower, which consent will not be withheld without good reason.

     To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, or any Advance or the use of the proceeds thereof.

     11.10     SEVERABILITY  OF  PROVISIONS.  Any provision of any Loan Document
               ----------------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

     11.11     HEADINGS.  The  headings  in  the Loan Documents are included for
               --------
the convenience of reference only and shall not constitute a part of the applicable Loan Documents for any other purpose.

     11.12     SURVIVAL.  This Loan Agreement shall survive the Closing and each
               --------
and every one of the obligations and undertakings of the Borrower set forth in this Loan Agreement shall be continuing obligations and undertakings and shall not cease or terminate until the entire outstanding principal amount of all Advances, together with all interest and fees due thereon and any other amounts which may be due pursuant to this Loan Agreement, shall have been paid in full, and until the obligations and undertakings of the Borrower shall have been fully completed and discharged.

     IN WITNESS WHEREOF, the Borrower and the Bank, acting by and through their duly authorized agents, have caused this Agreement to be executed as of the date first above written.





GREEN  MOUNTAIN  POWER  CORPORATION



_____________________________               By:/s/Nancy  Rowden  Brock
                                                  --------------------
Witness                                   Its  Duly  Authorized  Agent



                                   KEYBANK,  NATIONAL  ASSOCIATION


_____________________________               By:  /s/John  W.  Kingston
                                                    ------------------
Witness                                   Its  Duly  Authorized  Agent